EXHIBIT 21.1

Revised 10/23/98

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                                                     ALLIANCE FUNDING                                                    PAGE 1 OF 4
                                       by SUPERIOR BANK FSB-SERVICING DIVISION
                                                  Designated Servicer
                                                SERVICER'S CERTIFICATE
                                          1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for October 26, 1998, the Remittance date.

                                       Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                   GROUP 1             SUB-POOL 1             SUB-POOL 2
    COLLECTIONS                                                --------------       ---------------         --------------
    -------------------------
  1 Total Actual Principal Collections                           4,752,382.36          1,619,268.69            3,133,113.67
  2 Total Actual Interest Collections                            2,121,491.19            828,227.42            1,293,263.77
  3 Service Fees Previously Remitted                               128,384.64             50,417.32               77,967.32
  4 Additional Proceeds                                                  0.00                  0.00                    0.00
                                                               --------------       ---------------          --------------
  5 Total Collections:                                           6,745,488.91          2,397,078.79            4,348,410.12

    MONTHLY ADVANCES
    --------------------------
  6 Delinquent Interest Advance                                      9,584.06             22,537.46              (12,953.40)
  7 Compensating Interest                                           19,202.76              6,792.81               12,409.95
  8 Amounts Held for Future Distributions                                0.00                  0.00                    0.00
  9 Cross Collateral Deposit                                             0.00                  0.00                    0.00
 10 Reserve Withdrawal per Sec. 6.14                                     0.00                  0.00                    0.00
                                                               --------------       ---------------          --------------
 11 AVAILABLE REMITTANCE AMOUNT:                                 6,774,275.73          2,426,409.06            4,347,866.67

   FEES
   ---------------------------
 12 Service Fees                                                         0.00                  0.00                    0.00
 13 Expense Account Deposit:                                         5,645.53              2,306.16                3,339.37
                                                               --------------       ---------------          --------------
 14 ADJUSTED REMITTANCE AMOUNT:                                  6,768,630.20          2,424,102.90            4,344,527.30

    REMAINING AMOUNT AVAILABLE:
 15          Adjusted Remittance Amount                         6,768,630.20
 16          Insured Payments due                                       0.00
 17          Monthly Insurance Premium @ 13bp
                the Ending Principal Balance                       24,463.07
 18          Cross Collateral Withdrawal                                0.00
 19          Class Remittance Amounts                           6,744,167.13
 20          Non-Recoverable Advances not
                Previously Reimbursed                                   0.00
                                                               -------------
 21 Total Remaining Amount Available:                                   0.00
                                                               =============

   REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 22     Servicing Fee                                                   0.00                   0.00                    0.00
 23     Monthly Advances and Servicer Advances                          0.00                   0.00                    0.00
 24     Preference Amount per Sec. 6.06(b)                              0.00                   0.00                    0.00
 25     Servicing compensation per Sec. 7.03                            0.00                   0.00                    0.00
 26     REO Mgmt. & Dispositions per Sec 5.10                           0.00                   0.00                    0.00
 27     Trustee Advances per Sec 11.01                                  0.00                   0.00                    0.00

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


                                                    ALLIANCE FUNDING
                                         by SUPERIOR BANK FSB-SERVICING DIVISION                                       PAGE 2 OF 4
                                                  Designated Servicer
                                                  SERVICER'S CERTIFICATE
                                            1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for October 26, 1998, the Remittance date.

                                                Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                       Group 1              Class 1A-1           Class 1A-2         Class R
                                                     ---------------      --------------       --------------       -------
 32  Loans Outstanding - BOM                                    3,841              1,390                2,451
 33  Original Loan Balance                             238,505,154.01      96,539,235.81       141,965,918.20
 34  Pre-Funding Account Balance                                 0.00               0.00                 0.00
 35  Initial Overcollateralization                       7,939,863.28       2,681,805.01         5,258,058.27
 36  Realized Losses, LTD                                    8,140.97           8,140.97                 0.00
 37  Carryforward Amount                                         0.00               0.00                 0.00
                                                      ---------------     --------------       --------------
 38  Total Class Principal Balance                     230,573,431.70      93,865,571.77       136,707,859.93
 39     Pool Factor per Loan Balance                       95.4020616%        38.6156943%          56.7863673%
 40     Pool Factor per Class Balance                      92.2293727%        37.5462287%          54.6831440%
 41  Excess Spread                                               0.00                                                   0.00
 42     Principal Collection Factor                       100.0000000%        34.0727780%          65.9272220%
 43  Additional Principal due                              828,349.34         282,241.63           546,107.71
 44  Cross Collateral Withdrawal                                 0.00                                                   0.00
 45  Cross Collateral Deposit                                    0.00               0.00                 0.00
 46  Interest Remittance @ Pass-Through Rate             1,163,435.43         473,150.93           690,284.50

   Principal Reductions:

 47          Prepayments - Number                                  65                 21                   44
 48          Prepayments - Dollar                        4,481,576.15       1,548,886.41         2,932,689.74
 49          Delinquent Loans Repurchased - Number                  0                  0                    0
 50          Delinquent Loans Repurchased - Dollar               0.00               0.00                 0.00
 51          Net Liquidation Proceeds                            0.00               0.00                 0.00
 52          Curtailments                                   10,561.09           1,083.26             9,477.83
 53          Normal and Excess Payments                    260,245.12          69,299.02           190,946.10
                                                      ---------------     --------------       --------------
 54 Principal Remittance                                 4,752,382.36       1,619,268.69         3,133,113.67
                                                      ---------------     --------------       --------------
 55 Total Principal Remittance                           4,752,382.36       1,619,268.69         3,133,113.67
 56 Additional Principal Reduction                         828,349.34         282,241.63           546,107.71
                                                      ---------------     --------------       --------------         -------
 57 Total Remittance                                     6,744,167.13       2,374,661.25         4,369,505.88            0.00
                                                      ===============     ==============       ==============         =======
 58 Current Month Realized Loss - Number                            0                  0                    0               0
 59 Current Month Realized Loss - Dollar                         0.00               0.00                 0.00            0.00

   Class Principal Balance - EOM

 60 Loans Outstanding - EOM                                      3776               1369                 2407
 61 Closing Loan Balance                               233,752,771.65      94,919,967.12       138,832,804.53
 62 Pre-Funding Account Balance                                  0.00               0.00                 0.00
 63 Additional Principal Reduction, LTD                  8,768,212.62       2,964,046.64         5,804,165.98
 64 Realized Losses, LTD                                     8,140.97           8,140.97                 0.00
                                                      ---------------     --------------       --------------
 65 Total Class Principal Balance                      224,992,700.00      91,964,061.45       133,028,638.55
 66     Pool Factor per Loan Balance                       93.5011086%        37.9679868%          55.5331218%
 67     Pool Factor per Class Balance                     169.8142631%        36.7856246%         133.0286386%

------------------------------------------------------------------------------------------------------------------------------------

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                                                    ALLIANCE FUNDING
                                         by SUPERIOR BANK FSB-SERVICING DIVISION                                       PAGE 3 OF 4
                                                  Designated Servicer
                                                  SERVICER'S CERTIFICATE
                                            1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for October 26, 1998, the Remittance date.

                                                Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
 68 Weighted Note Rate - THIS Remittance                             10.82905%             10.68404%               10.92766%
 69 Weighted Note Rate - NEXT Remittance                             10.81625%             10.67611%               10.91206%

 70 Weighted Average Remaining Term                                    233.04                256.09                  217.28

 71 Accrual  Period for Libor Rate                                  25-Sep-98     thru    25-Oct-98
 72 Days in Related Period                                                       31

 73 Pass-Through Rate                                                                       5.85375%                5.86375%

                                                                  GROUP 1              SUBPOOL 1              SUBPOOL 2
                                                              ---------------        --------------         ---------------
 74 Original Pool - Principal Balance                          180,932,515.76         70,000,198.22          110,932,317.54
 75 Original Pool - Pre-Funding Account                         71,848,070.66         31,112,036.36           40,736,034.30
 76 Original Pool - Initial Overcollateralization                2,780,586.42          1,112,234.58            1,668,351.84
                                                              ---------------         -------------         ---------------
 77 Original Pool Total                                        250,000,000.00        100,000,000.00          150,000,000.00

 78 Original Pool - Number of Loans                               2,841                 1,000                  1,841

------------------------------------------------------------------------------------------------------------------------------------

    CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION
    -----------------------------------------------
                                                               BEG. OF MONTH         CURRENT MONTH           END OF MONTH
                                                              ---------------        --------------         ---------------
 79 Initial Overcollateralization                                2,681,805.01            282,241.63            2,964,046.64
 80 Less:  Realized Losses, LTD                                      8,140.97                  0.00                8,140.97
 81 Cross Coallateralzation Deposit, LTD                                 0.00                  0.00                    0.00
                                                              ---------------         -------------         ---------------
 82 Overcollateralization of Principal                           2,673,664.04            282,241.63            2,955,905.67
                                                              ===============         =============         ===============
 83 Base Overcollateralization Required*                                                                       6,268,958.54
 84 Required Overcollateralization Amount                                                                      6,268,958.54
------------------------------------------------------------------------------------------------------------------------------------

    CLASS 1A-2 OVERCOLLATERALIZATION RECONCILIATION
    -----------------------------------------------
                                                               BEG. OF MONTH         CURRENT MONTH           END OF MONTH
                                                              ---------------        --------------         ---------------
 85 Initial Overcollateralization                                5,258,058.27            546,107.71            5,804,165.98
 86 Less:  Realized Losses, LTD                                          0.00                  0.00                    0.00
 87 Cross Coallateralzation Deposit, LTD                                 0.00                  0.00                    0.00
                                                              ---------------         -------------         ---------------
 88 Overcollateralization of Principal                           5,258,058.27            546,107.71            5,804,165.98
                                                              ===============         =============         ===============
 89 Base Overcollateralization Required*                                                                       9,403,437.82
 90 Required Overcollateralization Amount                                                                      9,403,437.82
-----------------------------------------------------------------------------------------------------------------------------------

    CURRENT MONTH SUBORDINATED AMOUNT                          BEG. OF MONTH          CURRENT MONTH          END OF MONTH
    -----------------------------------------------           ---------------         -------------         ---------------
 91 Original Group 1 Subordinated Amount*                       31,850,353.89              N/A                31,850,353.89
 92 Less: Group 1 Cumulative Realized Losses                         8,140.97                  0.00                    0.00
 93 Plus: Group 1 Cumulative Additional Proceeds                         0.00                  0.00                    0.00
                                                              ---------------         -------------         ---------------
 94 Current Group 1 Subordinated Amount                         31,842,212.92                  0.00           31,850,353.89
                                                              ===============         =============         ===============
    * As per Insurance Supplement

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                                                    ALLIANCE FUNDING
                                         by SUPERIOR BANK FSB-SERVICING DIVISION                                       PAGE 4 OF 4
                                                  Designated Servicer
                                                  SERVICER'S CERTIFICATE
                                            1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for October 26, 1998, the Remittance date.

                                                Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
    NONRECOVERABLE ADVANCE RECONCILIATION                          GROUP 1
    --------------------------------------------               --------------
 95 Beginning of Month                                                   0.00
 96 Current Month Unpaid Nonrecoverable Advance                          0.00
 97 Less: Current Month Reimbursement                                    0.00
                                                               --------------
 98 End of Month                                                         0.00


------------------------------------------------------------------------------------------------------------------------------------

    CLASS FACTORS                                                  GROUP 1             CLASS 1A-1             CLASS 1A-2
    -------------------------------------------                --------------        --------------          --------------
 99 Total Class Principal - Original Pool                      250,000,000.00        100,000,000.00          150,000,000.00
 10 Interest Remittance Amount                                   1,163,435.43            473,150.93              690,284.50

101 Interest Rate Factor / 1000                                      4.653742              4.731509                4.601897

102 Total Principal Collections                                  4,752,382.36          1,619,268.69            3,133,113.67
103 Prefunding Account Excess                                            0.00                  0.00                    0.00
104 Additional Principal Reduction                                 828,349.34            282,241.63              546,107.71
                                                                -------------        --------------          --------------
105 Principal Remittance Amount                                  5,580,731.70          1,901,510.32            3,679,221.38
106 Principal Payment Factor/1000                                   22.322927             19.015103               24.528143
107 Current Month Ending Principal Factor                          899.970800            919.640615              886.857589

108 Prior Month Ending Principal Factor                            922.293727            938.655718              911.385732

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                                                     ALLIANCE FUNDING                                                    PAGE 1 OF 4
                                       by SUPERIOR BANK FSB-SERVICING DIVISION
                                                  Designated Servicer
                                                SERVICER'S CERTIFICATE
                                          1998-1 Group 2 (Sub-Pools 3 & 4)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for October 26, 1998, the Remittance date.

                                              Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                 GROUP 2             SUB-POOL 3                SUB-POOL 4
                                                              -------------          -------------             ------------
   COLLECTIONS
   ---------------------------------------
 1 Total Actual Principal Collections                          4,159,868.58           1,456,614.24             2,703,254.34
 2 Total Actual Interest Collections                           1,500,069.26             442,157.28             1,057,911.98
 3 Service Fees Previously Remitted                               94,280.45              27,666.47                66,613.98
 4 Additional Proceeds                                                 0.00                   0.00                     0.00
                                                              -------------          -------------             ------------
 5 TOTAL COLLECTIONS:                                          5,565,657.39           1,871,105.05             3,694,552.34

   MONTHLY ADVANCES
   ---------------------------------------
 6 Delinquent Interest Advance                                    71,155.17              (7,239.26)               78,394.43
 7 Compensating Interest                                          16,175.21               4,460.30                11,714.91
 8 Amounts Held for Future Distributions                               0.00                   0.00                     0.00
 9 Cross Collateral Deposit                                            0.00                   0.00                     0.00
10 Reserve Withdrawal per Sec. 6.14                                    0.00                   0.00                     0.00
                                                              -------------          -------------             ------------
11 AVAILABLE REMITTANCE AMOUNT:                                5,652,987.77           1,868,326.09             3,784,661.68

   FEES
   ---------------------------------------
12 Service Fees                                                        0.00                   0.00                     0.00
13 Expense Account Deposit:                                        4,321.40               1,187.52                 3,133.88
                                                              -------------          -------------             ------------
14 ADJUSTED REMITTANCE AMOUNT:                                 5,648,666.37           1,867,138.57             3,781,527.80

   REMAINING AMOUNT AVAILABLE:
15          Adjusted Remittance Amount                        5,648,666.37
16          Insured Payments due                                      0.00
17          Monthly Insurance Premium @ 13bp
               the Ending Principal Balance                      18,725.95
18          Cross Collateral Withdrawal                               0.00
19          Class Remittance Amounts                          5,629,940.42
20          Non-Recoverable Advances not
               Previously Reimbursed                                  0.00
                                                              -------------
21 Total Remaining Amount Available:                                  0.00
                                                              ============
   REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
22     Servicing Fee                                                  0.00                   0.00                     0.00
23     Monthly Advances and Servicer Advances                         0.00                   0.00                     0.00
24     Preference Amount per Sec. 6.06(b)                             0.00                   0.00                     0.00
25     Servicing compensation per Sec. 7.03                           0.00                   0.00                     0.00
26     REO Mgmt. & Dispositions per Sec 5.10                          0.00                   0.00                     0.00
27     Trustee Advances per Sec 11.01                                 0.00                   0.00                     0.00

--------------------------------------------------------------------------------------------------------------------------------

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                                                 ALLIANCE FUNDING                                                    PAGE 2 OF 4
                                   by SUPERIOR BANK FSB-SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                      1998-1 Group 2 (Sub-Pools 3 & 4)
            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for October 26, 1998, the Remittance date.

                                          Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                              GROUP 2            CLASS 2A-1     CLASS 2A-2          CLASS R
                                                          --------------       -------------  --------------       -----------
28 Loans Outstanding - BOM                                         1,626                 542           1,084
29 Original Loan Balance                                  184,377,977.46       50,897,446.66  133,480,530.80
30 Initial Overcollaterization                              7,363,186.86        1,940,050.46    5,423,136.40
31 Realized Losses, LTD                                           904.10                0.00          904.10
32 Carryforward Amount                                              0.00                0.00            0.00
                                                          --------------       -------------  --------------
33 Total Class Principal Balance                          177,015,694.70       48,957,396.20  128,058,298.50
34     Pool Factor per Loan Balance                           92.1889887%         25.4487233%     66.7402654%
35     Pool Factor per Class Balance                          88.5078474%         24.4786981%     64.0291492%
36 Excess Spread                                                    0.00                                                0.00
37     Principal Collection Factor                           100.0000000%         35.0158716%     64.9841284%
38 Additional Principal due                                   587,351.06          205,666.09      381,684.97
39 Cross Collateral Withdrawal                                      0.00                                                0.00
40 Cross Collateral Deposit                                         0.00                0.00            0.00
41 Interest Remittance @ Pass-Through Rate                    882,720.78          243,829.93      638,890.85


   PRINCIPAL REDUCTIONS:

42          Prepayments - Number                                      33                  12              21
43          Prepayments - Dollar                            4,075,357.72        1,432,223.11    2,643,134.61
44          Delinquent Loans Repurchased - Number                      0                   0               0
45          Delinquent Loans Repurchased - Dollar                   0.00                0.00            0.00
46          Net Liquidation Proceeds                                0.00                0.00            0.00
47          Curtailments                                            0.00                0.00            0.00
48          Normal and Excess Payments                         84,510.86           24,391.13       60,119.73
                                                          --------------       -------------  --------------
49 Principal Remittance                                     4,159,868.58        1,456,614.24    2,703,254.34
                                                          --------------       -------------  --------------
50 Total Principal Remittance                               4,159,868.58        1,456,614.24    2,703,254.34
51 Additional Principal Reduction                             587,351.06          205,666.09      381,684.97
                                                          --------------       -------------  --------------          ------
52 TOTAL REMITTANCE                                         5,629,940.42        1,906,110.26    3,723,830.16            0.00
                                                          ==============        ============  ==============          ======
53 Current Month Realized Loss - Number                                0                   0               0               0
54 Current Month Realized Loss - Dollar                             0.00                0.00            0.00            0.00

   CLASS PRINCIPAL BALANCE - EOM

55 Loans Outstanding - EOM                                          1593                 530            1063
56 Closing Loan Balance                                   180,218,108.88       49,440,832.42  130,777,276.46
58 Additional Principal Reduction, LTD                      7,950,537.92        2,145,716.55    5,804,821.37
59 Realized Losses, LTD                                           904.10                0.00          904.10
                                                          --------------       -------------  --------------
60 Total Class Principal Balance                          172,268,475.06       47,295,115.87  124,973,359.19
61     Pool Factor per Loan Balance                           90.1090544%         24.7204162%     65.3886382%
62     Pool Factor per Class Balance                         250.8718474%         23.6475579%    227.2242894%

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

                                                 ALLIANCE FUNDING                                                    PAGE 3 OF 4
                                   by SUPERIOR BANK FSB-SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                      1998-1 Group 2 (Sub-Pools 3 & 4)
            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for October 26, 1998, the Remittance date.

                                          Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
63 Weighted Note Rate - THIS Remittance                         10.35221%              10.33746%                10.35783%
64 Weighted Note Rate - NEXT Remittance                         10.37635%              10.35278%                10.38526%

65 Weighted Average Remaining Term                                351.15                 351.37                   351.06

66 Accrual Period for Libor Rate                             25-Sep-98      thru     25-Oct-98
67 Days in Related Period                                                    31

68 Pass-Through Rate                                                                    5.78375%                 5.79375%

                                                               GROUP 2               SUBPOOL 3               SUBPOOL 4
                                                          --------------          -------------           --------------
69 Original Pool - Principal Balance                      142,610,986.32          49,999,948.51            92,611,037.81
70 Original Pool - Pre-Funding Account                     61,055,001.48           6,008,198.14            55,046,803.34
71 Original Pool - Initial Overcollateralization            3,665,987.80           1,008,146.65             2,657,841.15
                                                          --------------          -------------           --------------
72 Original Pool Total                                    200,000,000.00          55,000,000.00           145,000,000.00

73 Original Pool - Number of Loans                          1,271                   531                     740

------------------------------------------------------------------------------------------------------------------------------------

   CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION
   -----------------------------------------------
                                                            Beg.of Month          Current Month            End of Month
                                                          --------------          -------------           --------------
74 Initial Overcollateralization                            1,940,050.46             205,666.09             2,145,716.55
75 Less:  Realized Losses, LTD                                      0.00                   0.00                     0.00
                                                          --------------          -------------           --------------
76 Overcollateralization of Principal                       1,940,050.46             205,666.09             2,145,716.55
                                                          ==============          =============           ==============
77 Base Overcollateralization Required                                                                      2,968,431.77
78 Required Overcollateralization Amount                                                                    2,968,431.77

-----------------------------------------------------------------------------------------------------------------------------------

   CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION
   -----------------------------------------------
                                                            Beg.of Month          Current Month            End of Month
                                                          --------------          -------------           --------------
79 Initial Overcollateralization                            5,423,136.40             381,684.97             5,804,821.37
80 Less: Realized Losses, LTD                                    904.10                   0.00                   904.10
                                                          --------------          -------------           --------------
81 Overcollateralization of Principal                       5,422,232.30             381,684.97             5,803,917.27

82 Base Overcollateralization Required                                                                      7,825,865.58
83 Required Overcollateralization Amount                                                                    7,825,865.58

------------------------------------------------------------------------------------------------------------------------------------

   CURRENT MONTH SUBORDINATED AMOUNT                        Beg.of Month          Current Month            End of Month
   -----------------------------------------------        --------------          -------------           --------------
84 Original Group 2 Subordinated Amount*                   24,134,419.55            N/A                    24,134,419.55
85 Less: Group 2 Cumulative Realized Losses                       904.10                   0.00                   904.10
86 Plus: Group 2 Cumulative Additional Proceeds                     0.00                   0.00                     0.00
                                                          --------------          -------------           --------------
87 Current Group 2 Subordinated Amount                     24,133,515.45                   0.00            24,133,515.45
                                                          ==============          =============           ==============
   * Per Insurance Supplement

------------------------------------------------------------------------------------------------------------------------------------

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


                                                 ALLIANCE FUNDING                                                    PAGE 4 OF 4
                                   by SUPERIOR BANK FSB-SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                      1998-1 Group 2 (Sub-Pools 3 & 4)
            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for October 26, 1998, the Remittance date.

                                          Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

   NONRECOVERABLE ADVANCE RECONCILIATION                      GROUP 2
   --------------------------------------------            --------------
 88 Beginning of Month                                               0.00
 89 Current Month Unpaid Nonrecoverable Advance                      0.00
 90 Less: Current Month Reimbursement                                0.00
 91 End of Month                                                     0.00


------------------------------------------------------------------------------------------------------------------------------------


    CLASS FACTORS                                             Group 2               Class 1A-1              Class 1A-2
    -------------                                          --------------          -------------           --------------
 92 Total Class Principal - Original Pool                  200,000,000.00          55,000,000.00           145,000,000.00
 93 Interest Remittance Amount                                 882,720.78             243,829.93               638,890.85
 94 Interest Rate Factor / 1000                                  4.413604               4.433271                 4.406144

 95 Total Principal Collections                              4,159,868.58           1,456,614.24             2,703,254.34
 96 Prefunding Account Excess                                        0.00                   0.00                     0.00
 97 Additional Principal Reduction                             587,351.06             205,666.09               381,684.97
                                                           --------------          -------------           --------------
 98 Principal Remittance Amount                              4,747,219.64           1,662,280.33             3,084,939.31
 99 Principal Payment Factor/1000                               23.736098              30.223279                21.275442
100 Current Month Ending Principal Factor                      861.342376             859.911197               861.885243

101 Prior Month Ending Principal Factor                        885.078474             890.134476               883.160685

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